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                                                                   EXHIBIT 1.1


                       AFFILIATED COMPUTER SERVICES, INC.


                    4,025,000 SHARES OF CLASS A COMMON STOCK


                             UNDERWRITING AGREEMENT


                                February __, 1999


BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
HAMBRECHT & QUIST LLC
PRUDENTIAL SECURITIES INCORPORATED,
         As Representatives of the
         several Underwriters named in
         Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
300 Crescent Court
Suite 200
Dallas, Texas 75201

Ladies and Gentlemen:

             Affiliated Computer Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Hambrecht & Quist LLC and Prudential Securities Incorporated are acting as representatives (the "Representatives"), 3,500,000 newly issued shares (the "Firm Shares") of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, Darwin Deason or an entity owned or controlled by Darwin Deason (the "Selling Stockholder"), proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 525,000 shares of Common Stock, which 525,000 additional shares of Common Stock to be purchased at the option of the Underwriters are referred to herein as the "Additional Shares." The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to as the "Shares." References herein to the "Stock" mean the Common Stock and the Company's Class B Common Stock, par value $.01 per share. The Shares are more fully described in the Registration Statement and the Prospectus hereinafter mentioned.



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                  1.  Representations and Warranties of the Company and the
Selling Stockholder.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3 (No. 333-______), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including all documents incorporated by reference therein, the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), and any registration statement filed pursuant to Rule 462(b) of the Regulations with respect to the Shares is herein called the "Registration Statement," and the prospectus (including any prospectus subject to completion meeting the requirements of Rule 434(b) of the Regulations provided by the Company with any term sheet meeting the requirements of such Rule 434(b) as the prospectus provided to meet the requirements of Section 10(a) of the
         Act), including all documents incorporated by reference therein, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no such Rule 424(b) filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means each preliminary prospectus included in the above referenced Registration Statement before it is declared effective as described in Rule 430 of the Regulations. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the applicable published rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents or portions thereof which at the time are incorporated by reference in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereof. The Registration Statement is effective under the Act, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or, to the best knowledge of the Company, threatened by the Commission.




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                  (ii) At the time of the effectiveness of the Registration
         Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date, and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (a), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation thereof. Any term sheet and prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 of the Regulations together are not materially different from the last preliminary prospectus included in the Registration Statement at the time of its effectiveness (exclusive of any information deemed to be a part thereof by virtue of Rule 434(d) of the Regulations).

                  The Incorporated Documents heretofore filed with the Commission, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable provisions of the Exchange Act, and any further Incorporated Documents so filed will, when they are filed, comply in all material respects with the applicable provisions of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.



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                  (iii) Pricewaterhouse Coopers LLP, who has certified certain financial statements and supporting schedules of the Company and its subsidiaries, and Ernst & Young LLP, who has certified certain financial statements and supporting schedules of ACS Government Solutions Group, Inc., formerly known as Computer Data Systems, Inc., are and were each independent public accountants as required by the Act and the Regulations. All references to "subsidiaries" in this Agreement shall include, without limitation, BRC Holdings, Inc.

                  (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus, and except for changes in amounts outstanding under revolving or other credit agreements to which the Company or any subsidiary thereof is a party and which agreements are disclosed in the Prospectus.

                  (v) This Agreement and the transactions contemplated herein have been duly and validly authorized, executed and delivered by the Company, and constitute legal, valid and binding agreements of the Company enforceable in accordance with their respective terms except to the extent that (a) the enforceability hereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof (regardless of whether such remedies are sought in a proceeding at law or in equity), and (c) federal securities laws may limit the enforceability of the indemnification provisions hereof.

                  (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, contract, lease, instrument, franchise, license, arrangement, authority or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (b) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or any judgment, decree or order of any court or any public, governmental or regulatory agency or body having jurisdiction over, or any federal, state or local statutory, regulatory or common



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         law applicable to, the Company or any of its subsidiaries or any of their respective properties or assets, except where such violation or conflict would not have a material adverse effect on the Company and its subsidiaries taken as a whole. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets or with any other third party is required for the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (vii) All of the issued and outstanding shares of the Company's capital stock of any class, series or rank (including, without limitation, those Shares being sold by the Selling Stockholder hereunder, if any) are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The unissued Shares being sold by the Company hereunder, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The capital stock of the Company, including the Stock, the Firm Shares and the Additional Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of any class, series or rank of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of preemptive rights and (except for directors' qualifying shares and as otherwise disclosed in the Registration Statement and the Prospectus) are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever. The Shares, if any, to be sold by the Selling Stockholder are included and duly admitted to trading are the New York Stock Exchange, and prior to the Closing Date, the Shares to be issued and sold by the Company will be authorized for listing by the New York Stock Exchange upon official notice of issuance.

                  (viii) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries



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         taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and possesses and is in compliance with all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, franchises and permits of and from all public, regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, with such exceptions as are not material, and no such consent, approval, authorization, order, registration, qualification, license, franchise or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                  (ix) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus.

                  (x) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (xi) The financial statements, including the notes thereto, and supporting schedules relating to the Company and included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows for the periods specified. The financial statements, including the notes thereto, and supporting schedules relating to BRC Holdings, Inc. and included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of BRC Holdings, Inc. as of the dates indicated and the results of operations and cash flows for the periods specified. The pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been, in all material respects, properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable. Except as otherwise stated in the Registration Statement, the Prospectus or the applicable Incorporated Document, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.



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                  (xii) Except as described in the Prospectus, no holder of
         securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                  (xiii) The Company is not, and upon consummation of the transactions contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                  (xiv) Except as otherwise disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries have good and marketable title to all real property and to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property, buildings and personal property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use thereof made and proposed to be made by the Company and its subsidiaries.

                  (xv) The Company and its subsidiaries possess and are in compliance with all patents, trademarks, franchises, permits, licenses (including, without limitation, all software licenses) and similar items as well as all electronic data processing, electronic fund transfer and other contracts, agreements, leases and arrangements necessary or material to carrying on their business as presently conducted or proposed to be conducted and as described in the Registration Statement and the Prospectus, except where the failure to possess any of the foregoing would not, singly or in the aggregate, have a material adverse effect upon the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole; and except as otherwise described in the Registration Statement and the Prospectus, neither the Company nor any such subsidiary has received any notice of cancellation of the same or any notice of proceedings relating to the revocation, suspension or modification of any of the foregoing which, singly or in the aggregate, would result in a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus.

                  (xvi) The Company has (a) initiated a review and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999),



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         (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (c) to date, has implemented that plan in accordance with that timetable. Based on the foregoing, the Company believes that all computer applications (including those of the Company's suppliers, vendors and customers) that are material to its or any of its subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xvii) Neither the Company nor any of its subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) under any provisions of any agreement, contract, lease, indenture, instrument, license or arrangement to which the Company or any of its subsidiaries is a party or by which it is bound, where such default could have a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

                  (xviii) The Company has received and has delivered to the Representatives executed undertakings, substantially in the form attached hereto as Annex I, of each of the directors and executive officers of the Company, with respect to his disposition of any Stock or any securities substantially similar to the Stock or any securities exchangeable for, convertible into or exercisable for Stock or securities substantially similar to the Stock (any such securities herein called the "Covered Securities") owned of record or beneficially by him until after ______________, 1999.

                  (xix) The Company is eligible to utilize Form S-3 registration statements under the Act and the Regulations with respect to sales of its securities, including without limitation, the sale of the Shares contemplated hereby.

                  (xx) The Company, through its wholly-owned subsidiary ACS Acquisition Corporation, a Delaware corporation ("Purchaser"), completed the purchase of 8,704,283 shares of common stock, par value $.10 per share (the "BRC Stock"), of BRC Holdings, Inc. ("BRC") pursuant to a tender offer by Purchaser to purchase 8,704,283 shares of BRC Stock at a purchase price of $19.00 per share upon the terms and subject to the Tender Offer Statement on Schedule 14D-1 filed with the Commission on October 23, 1998, as subsequently amended. The Purchaser purchased the 8,704,283 shares of BRC Stock in connection with that certain Agreement and Plan of Merger, dated as of October 19, 1998 among the Company, the Purchaser and BRC (together with all of the ancillary documents referred to therein, the "Merger Agreement"), pursuant to which the Purchaser will be merged with and into BRC. The execution, delivery and performance by the Company of the Merger Agreement, and the consummation by the Company of the transactions contemplated thereby, was duly authorized by all necessary corporate action on the part of



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

         the Company. To the knowledge of the Company, the execution, delivery and performance by BRC of the Merger Agreement, and the consummation by BRC of the transactions contemplated thereby, was duly authorized by all necessary corporate action on the part of BRC. Neither the Company nor the Purchaser is in breach of or in default under, and no event has occurred which (with or without the giving of notice or the passage of time or both) would constitute a default by the Company or the Purchaser under, the Merger Agreement to the extent that such default would result in the material impairment of any rights of the Company or the Purchaser under the Merger Agreement, and neither the Company nor the Purchaser has received any notice from, or given any notice to, any other party indicating that the Company or the Purchaser, on the one hand, or such other party, on the other hand, is in breach of or in default under the Merger Agreement.

                  (xxi) The assets and liabilities of BRC are substantially as reflected in the condensed interim financial statements for the nine-months ended September 30, 1998 incorporated by reference in the Registration Statement and Prospectus.

                  (xxii) The statistical and market-related data included in the Prospectus are based on or derived from sources from which the Company believes to be reliable and accurate in all material respects.

                  (xxiii) Except as otherwise disclosed in the Registration Statement and the Prospectus, no relationships, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Act to be described in the Prospectus.

                          (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                          (i) Certificates in negotiable form for the Shares
                  (if any) to be sold by the Selling Stockholder have been placed in custody under a Custody Agreement (the "Custody Agreement") for delivery under this Agreement with the Company, as Custodian (the "Custodian"). The Selling Stockholder specifically agrees that the Shares represented by the certificates so held in custody for the Selling Stockholder are subject to the interests of the several Underwriters and the Company, that the arrangements made by the Selling Stockholder for such custody, including the Power of Attorney (the "Power of Attorney") provided for in such Custody Agreement, are to that extent irrevocable, and that the obligations of the Selling Stockholder shall not be terminated by any act of the Selling Stockholder (or by operation of law, whether by the death or incapacity of the Selling Stockholder or, in the case the Selling Shareholder is not a natural person, the dissolution or liquidation of the Selling Stockholder) or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of such



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                  Shares hereunder, certificates for such Shares shall be
                  delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

                          (ii) The execution, delivery and performance of this
                  Agreement and the Custody Agreement (including the Power of Attorney included therein) by the Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Selling Stockholder is a party or by which the Selling Stockholder or any of the Selling Stockholder's property or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Stockholder or such Selling Stockholder's properties or assets.

                          (iii) The Selling Stockholder has, and at the time of
                  delivery of the Shares to be sold by the Selling Stockholder the Selling Stockholder will have, the requisite legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies as are required for the execution, delivery and performance of this Agreement and the Custody Agreement (including the Power of Attorney therein) and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by the Selling Stockholder hereunder.

                          (iv) Each of this Agreement and the Custody Agreement
                  (including the Power of Attorney therein) has been duly and validly authorized, executed and delivered by the Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except to the extent that (a) the enforceability hereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof (regardless of whether such remedies are sought in a proceeding at law or in equity),



                                      -10-
                                                            T & K DRAFT 02/04/99
                  and (c) federal securities laws may limit the enforceability of the indemnification provisions hereof.

                          (v) The Selling Stockholder has good, valid and
                  marketable title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer (other than any restrictions on transfer imposed by the Act and by the securities or Blue Sky laws of certain jurisdictions), shareholders' agreements, voting trusts and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the shares purchased by it from the Selling Stockholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title.

                          (vi) The Selling Stockholder has not taken and will
                  not take, directly or indirectly, any action which has constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the shares of Common Stock.

                          (vii) When the Registration Statement became or
                  becomes effective, when any post-effective amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any amendment of or supplement to the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to the Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of the Selling Stockholder expressly for use therein did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and when any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to the Selling Stockholder and are based on information furnished in writing to the Company by or on behalf of the Selling Stockholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in



                                      -11-
                                                            T & K DRAFT 02/04/99
                  order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          2.  Purchase, Sale and Delivery of the Shares.

                          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $_____, the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof), and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters.

                          (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Bear, Stearns & Co. Inc., 300 Crescent Court, Suite 200, Dallas, Texas 75201, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M., Dallas Time, on the third or fourth (if the transactions contemplated hereby were priced after the close of the market) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of this Agreement, or such other time not later than seven full business days after such date as shall be agreed upon in writing by the Representatives and the Company(such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer on the federal wire system to accounts in the United States designated in writing by the Company not later than three (3) business days prior to the Closing Date, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Firm Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least one full business days prior to the Closing Date. Such certificates will be made available to the Representatives at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, for checking and packaging for delivery at least one full business day prior to the Closing Date.

                          (c) In addition, in the event and to the extent that the Underwriters shall exercise the option to purchase Additional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder, at the purchase price per share set forth in subsection (a) of this Section 2, that portion of the number of Additional Shares as to which such option shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Additional Shares



                                      -12-
                                                            T & K DRAFT 02/04/99
         by a fraction, the numerator of which is the maximum number of Additional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Additional Shares which all of the Underwriters are entitled to purchase hereunder.

                  The Selling Stockholder hereby grants to the Underwriters the option to purchase at their option up to 525,000 Additional Shares, at the purchase price per Share set forth in subsection (a) of this
         Section 2, for the sole purpose of covering any over-allotments in the sale of the Firm Shares. Any such election to purchase Additional Shares may be exercised by written notice from the Representatives to the Custodian, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Additional Shares to be purchased and the date and time when such Additional Shares are to be delivered, as reasonably determined by the Representatives (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for Additional Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least one full business day prior to the Additional Closing Date. Such certificates will be made available to the Representatives at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, for checking and packaging for delivery at least one full business day prior to the Additional Closing Date.

                          Payment for the Additional Shares shall be made by wire transfer on the federal wire system to account(s) in the United States designated in writing by the Custodian not later than three (3) business days prior to the Additional Closing Date, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters.

                          3. Offering. Upon the Representatives' authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

                          4. Covenants of the Company and the Selling
         Stockholder.

         (a)      The Company covenants and agrees with the Underwriters that:

                  (i) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A of the Regulations is used or the filing of the Prospectus is otherwise required under Rule 424(b) of the



                                      -13-
                                                            T & K DRAFT 02/04/99

         Regulations, the Company will file the Prospectus (properly completed if such Rule 430A has been used) pursuant to such Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing. The Company will notify the Representatives immediately (and, if requested by the Representatives, will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (E) of the receipt of any comments from the Commission, and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any prospectus required to be filed pursuant to such Rule 424(b) and including the issuance or filing of any term sheet within the meaning of Rule 434 of the Regulations) that differs from the preliminary prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

                  (ii) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representatives) which will correct such statement or omission or which will effect such compliance and will use all reasonable efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                  (iii) The Company will promptly deliver to the Representatives four signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as the Representatives may reasonably request.



                                      -14-
                                                            T & K DRAFT 02/04/99

                  (iv) The Company will cooperate with the Representatives, at or prior to the time of effectiveness of the Registration Statement, in connection with the qualification of the offering or sale of the Shares under the state securities or blue sky laws of such jurisdictions as the Representatives may designate and the maintenance of such qualification in effect for so long as required to complete the offer and sale of the Shares, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or as a broker or a dealer in any jurisdiction in which it is not so qualified or to execute a general consent to service of process.

                  (v) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                  (vi) During the period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Bear, Stearns & Co. Inc., issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Covered Securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or pursuant to obligations existing on the date of this Agreement to issue Covered Securities in connection with prior acquisitions made by the Company), otherwise than hereunder or upon the exercise of presently outstanding stock options; provided, however, that during such period the Company may issue up to 1,000,000 shares of unregistered Common Stock in connection with the consummation of acquisitions provided that it gives prior written notice of any such issuances to Bear, Stearns & Co. Inc. and provided further that each recipient of any such Covered Securities so issued in connection with any such acquisition shall agree in writing for the benefit of the Underwriters, in form and substance reasonably satisfactory to Bear, Stearns & Co. Inc., that all such Covered Securities shall remain subject to restrictions identical to those contained in this subsection
         (vi).

                  (vii) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of (A) all reports to its stockholders; and (B) all reports, financial statements and proxy or information statements filed by the Company with the Commission, any national securities exchange or automated quotation system.

                  (viii) The Company will apply the net proceeds from the sale of the Shares by it hereunder as set forth in "Use of Proceeds" in the Prospectus.




                                      -15-
                                                            T & K DRAFT 02/04/99

                  (ix) The Company will cause the Shares to be sold by it hereunder to be approved, upon official notice of issuance, for listing on the New York Stock Exchange.

                  (b) The Selling Stockholder covenants and agrees with the several Underwriters that the Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                          5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay or cause to be paid all costs and expenses, except as set forth below, incident to the performance of the obligations of the Company and the Selling Stockholder hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally prepared and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement, the related agreement among underwriters and any selected dealers agreement, other than fees and expenses of Underwriters' counsel) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance and delivery of the Shares by the Company to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or blue sky laws, including the costs of printing and mailing a preliminary and final "blue sky memorandum" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) inclusion of the Shares to be sold by the Company hereunder on the New York Stock Exchange, (v) the filing fees of the Commission and the National Association of Securities Dealers, Inc., (vi) the cost of printing certificates representing the Shares,
         (vii) the cost and charges of any transfer agent or registrar and
         (viii) the Company's (but not the Underwriters') "road show" and similar marketing expenses. Notwithstanding the foregoing, the Selling Stockholder shall pay all the Underwriters discounts and commissions in respect of the Additional Shares. In addition, any transfer or other taxes imposed on the sale or delivery of the Additional Shares by the Selling Stockholder to the several Underwriters will be paid by the Selling Stockholder.

                          6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished by the



                                      -16-
                                                            T & K DRAFT 02/04/99

         Company or the Selling Stockholder pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                  (b) At the Closing Date the Representatives shall have received the opinion of Hughes & Luce, L.L.P., counsel for the Company, dated the Closing Date and addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that:

                             (i) Each of the Company and Dataplex Corporation, ACS Government Services, Inc., The Genix Group, Inc., Technical Directions, Inc., ACS Government Solutions Group, Inc. and BRC (the "Significant Subsidiaries") is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

                             (ii) The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. The capital stock of the Company of any class, series or rank, including the Stock, the Firm Shares and the Additional Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The Shares to be issued by the Company and delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Additional Shares (if any) to be delivered on the Additional Closing Date by the Selling Stockholder are duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation or subject to any preemptive rights.

                             (iii) This Agreement and the transactions
                  contemplated herein have been duly and validly authorized, executed and delivered by the Company, and constitute legal, valid and binding agreements of the Company enforceable in accordance with their respective terms except to the extent that (a) the enforceability hereof and thereof may be subject to applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium, liquidation,



                                      -17-
                                                            T & K DRAFT 02/04/99
                  conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof or thereof (regardless of whether such remedies are sought in a proceeding at law or in equity), and (c) federal securities laws may limit the enforceability of the indemnification provisions hereunder.

                             (iv) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material agreement, contract, lease, arrangement, instrument, franchise, license or permit known to such counsel after reasonable inquiry to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (b) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, any federal, state or local statutory, regulatory or common law known to such counsel after reasonable inquiry or, to the best knowledge of such counsel after reasonable inquiry, any judgment, decree, order, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (a) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (b) such as have been made under the Act.

                             (v) The Company is not, and upon consummation of the transactions contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                             (vi)  The Registration Statement and the
                  Prospectus and any amendments thereof or supplements thereto (other than the financial statements, financial statement notes, financial statement schedules and other financial, accounting or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.




                                      -18-
                                                            T & K DRAFT 02/04/99

                             (vii) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been timely made.

                             (viii) The statements made in the Prospectus, as
                  amended or supplemented, insofar as they purport to constitute summaries or to describe the provisions of the documents, transactions or legal matters therein described, in summary form, are fair and accurate summaries in all material respects.

                           In addition, such counsel shall also state that such
                  counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for and has not independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 424, Rule 430A or Rule 434 of the Regulations, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, financial statement notes, financial statement schedules and other financial, accounting or statistical data included therein).

                           In rendering such opinion, such counsel may rely (a)
                  as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and
                  (b) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments



                                      -19-
                                                            T & K DRAFT 02/04/99
                  of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to the Representatives. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Representatives and they are justified in relying thereon. Furthermore, in rendering such opinion, to the extent that the matters discussed in clause (iii) above involve or may be governed by or construed under the laws of the State of New York, such counsel may assume that the laws of New York are the same as the laws of the State of Texas.

                  (c) At the Closing Date the Representatives shall have received the opinion of David W. Black, Executive Vice President and General Counsel of the Company, dated the Closing Date and addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that:

                             (i) All of the issued and outstanding shares of the Company's capital stock of any class, series or rank, including the Shares to be delivered and sold by the Company and the Selling Stockholder in accordance with this Agreement, are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. All of the issued and outstanding shares of the capital stock of any class, series or rank of each subsidiary of the Company have been duly and validly issued and are fully paid and nonassessable and were not issued in violation of preemptive rights and (except for directors' qualifying shares and as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

                             (ii) Each subsidiary of the Company (other than the Significant Subsidiaries) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and possesses and is in compliance with all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, franchises and permits of and from all public, regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now



                                      -20-
                                                            T & K DRAFT 02/04/99
                  being conducted and as described in the Registration Statement and the Prospectus, with such exceptions as are not material.

                             (iii) To the best of such counsel's knowledge and
                  except as described in the Prospectus, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or, to the best of such counsel's knowledge after reasonable inquiry, threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which might result in any material adverse change in the business, prospects, properties, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, or which is of a character required to be disclosed in the Prospectus.

                             (iv) The Company and its subsidiaries have good and marketable title to all real property and to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects with such exceptions as are described in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property, buildings and personal property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use thereof made and proposed to be made by the Company and its subsidiaries, except to the extent that (a) the enforceability thereof may be subject to applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, and (b) equitable principles may limit the availability of equitable relief in the case of a breach thereof (regardless of whether such remedies are sought in a proceeding at law or in equity). (In giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company and its subsidiaries and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of the acquisition of such property by the Company or its subsidiaries provided that such counsel shall state that they believe that both the Underwriters and he are justified in relying upon such opinion, abstracts, reports and policies.)

                             (v) The Company and its subsidiaries possess and are in compliance with all patents, trademarks, franchises, permits, licenses (including, without limitation, all software licenses) and similar items as well as all electronic data processing, electronic fund transfer and other contracts, agreements, leases and arrangements necessary or material to carrying on their business as presently conducted or proposed to be conducted and as described in the Prospectus, except where the failure to possess any of the foregoing would not, singly or in the



                                      -21-
                                                            T & K DRAFT 02/04/99
                  aggregate, have a material adverse effect upon the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole; and except as otherwise described in the Prospectus, neither the Company nor any such subsidiary has received any notice of cancellation or any notice of proceedings relating to the revocation, suspension or modification of any of the foregoing which, singly or in the aggregate, would result in a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Prospectus.

                             (vi) Each of the Incorporated Documents (other than the financial statements, financial statement notes, financial statement schedules and other financial, accounting or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) complies as to form in all material respects with the requirements of the Exchange Act at such time as the Incorporated Document was filed with the Commission.

                             (vii) The statements made in the Prospectus,
                  as amended or supplemented, insofar as they purport to constitute summaries of or to describe the provisions of the documents, transactions or legal matters therein described, in summary form, are fair and accurate summaries in all material respects.

                           In addition, such counsel shall also state that such
                  counsel has participated in conferences with other officers and representatives of the Company, representatives of the independent public accountants and counsel for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed (including review and discussion of the contents of all Incorporated Documents) and, although such counsel is not passing upon, and does not assume responsibility for and has not independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the Incorporated Documents and the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 424, Rule 430A or Rule 434 of the Regulations, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any



                                      -22-
                                                            T & K DRAFT 02/04/99
                  amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, financial statement notes, financial statement schedules and other financial, accounting or statistical data included therein).

                          In rendering such opinion, such counsel may rely (a)
                  as to matters involving the application of laws other than the laws of the United States and jurisdictions in which he is admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and
                  (b) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to the Representatives. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in his opinion, the Representatives and he are justified in relying thereon.

                  (d) At the Closing Date the Representatives shall have received the favorable opinion of counsel for the Selling Stockholder dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that:

                             (i)   Each of this Agreement and the Custody
                  Agreement (including the Power of Attorney therein) has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder and each of this Agreement and the Custody Agreement (including the Power of Attorney therein) is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except to the extent that (a) the enforceability hereof and thereof may be subject to applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof or thereof (regardless of whether such remedies are sought in a proceeding at law or in equity), and (c) federal securities laws may limit the enforceability of the indemnification provisions hereunder.



                                      -23-
                                                            T & K DRAFT 02/04/99

                             (ii) The Selling Stockholder has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of this Agreement, the Custody Agreement (including the Power of Attorney therein) and the consummation of the transactions contemplated hereby and thereby except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                             (iii) Upon the delivery of and payment for the
                  Shares to be sold by the Selling Stockholder pursuant to this Agreement as herein contemplated, each of the Underwriters who is not aware of any adverse claim with respect thereto will receive good, valid and marketable title to the Shares purchased by it from the Selling Stockholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever.

                             (iv)  The execution, delivery and performance
                  of this Agreement and the Custody Agreement (including the Power or Attorney therein) by or on behalf of the Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with any agreement, contract, lease, arrangement, instrument, franchise, license or permit known to such counsel after reasonable inquiry to which the Selling Stockholder is a party or any statute or, to the best knowledge of such counsel after reasonable inquiry, any judgment, decree, order, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Stockholder or any of his properties or assets.

                             (v)   The Statements in the Prospectus under
                  the caption "Selling Stockholder if Underwriter's Over-Allotment Option is Exercised", insofar as such statements constitute a summary of the matters referred to therein, fairly present the information called for with respect to such matters.

                          In rendering such opinion, such counsel may rely (A)
                  as to matters involving the application of laws other than the laws of the United States and the jurisdiction in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholder, provided that copies of any such statements or certificates shall be



                                      -24-
                                                            T & K DRAFT 02/04/99
                  delivered to the Representatives. The opinions of such counsel for the Selling Stockholder shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Representatives and they are justified in relying thereon.

                  (e) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representatives, and the Underwriters shall have received from Thompson & Knight, P.C., counsel for the Underwriters, a favorable opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) At the Closing Date the Representatives shall have received a certificate of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1(a) hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

                  (g) At the Closing Date, the Representatives shall have received a certificate executed by an Attorney-in-Fact on behalf of the Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder set forth in
         Section 1(b) hereof are accurate, and that as of the Closing Date, the obligations of such Selling Stockholder to be performed hereunder on or prior thereto have been duly performed.

                  (h) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a letter from Pricewaterhouse Coopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and stating that no response to



                                      -25-
                                                            T & K DRAFT 02/04/99

         Item 10 of Form S-3 is required with respect to them; (ii) in their opinion, the financial statements and schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinion therein (of which the Representatives shall have been provided with a manually signed copy) comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act; (iii) they consent to the use of their report concerning the Company's consolidated financial statements in the Prospectus and to all references to such accountants therein, including their designation as experts under the caption "Experts" therein; (iv) on the basis of certain specified procedures performed on the unaudited condensed consolidated balance sheet as of December 31, 1998 and the unaudited condensed consolidated statements of operations and of cash flows for the six-month periods ended December 31, 1998 and 1997 included or incorporated by reference in the Registration Statement and inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company, nothing has come to their attention that would cause them to believe that (A) such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or (B) any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles; (v) on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to December 31, 1998, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to December 31, 1998 and other specified procedures and inquiries to a date not more than two days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) with respect to the period subsequent to December 31, 1998 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than two days prior to the date of such letter, any changes in the capital stock or increases in long-term indebtedness of the Company or any decrease in the net current assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet of the Company presented in the Prospectus, except for changes or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter; (B) that during the period from December 31, 1998 to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than two days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, operating income from continuing operations or total or per share net income, except for decreases which the Prospectus disclose have occurred or may occur or which are set forth in such letter; and
         (C) they have compared specific dollar amounts, numbers of



                                      -26-
                                                            T & K DRAFT 02/04/99
         shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Prospectus, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures (but not an examination made in accordance with generally accepted auditing standards) specified by the Representatives and set forth in such letter, and found them to be in agreement; and
         (vi) on the basis of procedures consisting of a reading of the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1998 and the six-months ended December 31, 1998 and related notes, included in the Registration Statement, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such unaudited pro forma condensed consolidated financial statements, nothing has come to their attention that would cause them to believe that (A) the unaudited pro forma condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or (B) the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                  (i) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a letter from Pricewaterhouse Coopers LLP, independent public accountants for BRC Holdings, Inc., dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information regarding BRC Holdings, Inc. contained or incorporated by reference in the Registration Statement and the Prospectus.

                 [(j) Ernst & Young comfort letter]

                  (k) Prior to the Closing Date the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (l) At the Closing Date, the Shares to be sold hereunder shall have been approved for listing on the New York Stock Exchange.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements



                                      -27-
                                                            T & K DRAFT 02/04/99
         or letters furnished to the Representatives or to Underwriters' counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

                          7.  Indemnification.

                          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; and provided further, however, that the Company will not be liable to any Underwriter under the indemnity agreement contained herein with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage or expense of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if the Company has previously furnished copies thereof to such Underwriter. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

                          (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and



                                      -28-
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

         each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees, and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company and the Selling Stockholder acknowledges that the statements set forth in the last paragraph of the cover page, and in the second and sixth paragraphs under the table of Underwriters under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement for the registration of the Shares, as originally filed or in any amendment thereof or supplement thereto, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                          (c) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or



                                      -29-
                                                            T & K DRAFT 02/04/99
         alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use therein. This indemnity will be in addition to any liability which the Selling Stockholder may otherwise have including under this Agreement.

                          (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise than under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of which counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action in which case such indemnifying party or parties shall be responsible for such fees and expenses, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have been notified in writing by counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                          8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholder, and the Underwriters, severally and not jointly, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated



                                      -30-
                                                            T & K DRAFT 02/04/99
         by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Stockholder any contribution received by the Company or the Selling Stockholder, as the case may be, from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder, and the discounts and commissions received by the Underwriters, respectively, bear to the total price of the Shares to investors, in each case as set forth on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the discount applicable to the Shares purchased by such Underwriter hereunder, (ii) in no case shall the Selling Stockholder be liable or responsible for any amount that exceeds the proceeds from the sale in the offering at the initial price to public (as set forth in the table on the cover page of the Prospectus) of the Shares sold by the Selling Stockholder pursuant to this Agreement and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person, if any, who controls an Underwriter within the



                                      -31-
                                                            T & K DRAFT 02/04/99
         meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, each person, if any, who controls a Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Stockholder, and each person, if any, who controls the Company within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this
         Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                  9.      Default by an Underwriter.

                          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the aggregate principal amount of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the amount of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate amount of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                          (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Representatives may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five business days after such a default the Representatives do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholder with respect thereto (except in each case as provided in Sections 5, 7(a) and (c) and 8 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or



                                      -32-
                                                            T & K DRAFT 02/04/99
         their liability, if any, to the other several Underwriters and the Company for damages occasioned by its or their default hereunder.

                          (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, which in the Representatives' opinion may thereby be made necessary or advisable. The term Underwriter as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

                          10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Selling Stockholder and the Company contained in this Agreement, including, without limitation, the agreements contained in
         Section 5 hereof, the indemnity agreements contained in Section 7 hereof and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any Selling Stockholder or any controlling person thereof or by or on behalf of the Company or any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in
         Section 1 hereof and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including, without limitation, pursuant to Sections 9 or 11 hereof.

                          11. Effective Date of Agreement; Termination.

                          (a) This Agreement shall become effective after the occurrence of both of, and upon the later of, (i) when the Representatives and the Company shall have received notification of the effectiveness of the Registration Statement and (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholder or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Representatives or by the Representatives notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.



                                      -33-
                                                            T & K DRAFT 02/04/99

                          (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if
         (A) any domestic or international event or act or occurrence has materially disrupted, or in the Representatives opinion will in the immediate future materially disrupt, securities markets; or (B) trading in any of the Company's securities has been suspended by the Commission or the New York Stock Exchange or trading on the Nasdaq National Market or American Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchange by the New York or American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) a banking moratorium has been declared by a state or federal authority; or (D) a moratorium in foreign exchange trading by major international banks or persons has been declared; or (E) any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or (F)(i) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) there shall have been a change in political, financial or economic conditions, if the effect of any such event in (i) or (ii) in the Representatives reasonable judgment makes it inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus, as then amended or supplemented.

                          (c) Any notice of termination pursuant to this
         Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Sections 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Stockholder agrees, subject to written demand by the Representatives, to reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the several Underwriters in connection herewith.

                          12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter, c/o Bear, Stearns & Co. Inc., 300 Crescent Court, Suite 200, Dallas, Texas 75201,
         Attention: Corporate Finance; and if sent to the Company or the Selling Stockholder, shall be mailed, delivered, or telegraphed and confirmed in writing in either case to the address of the Company set forth in the Registration Statement, Attention: Secretary.



                                      -34-
                                                            T & K DRAFT 02/04/99

                          13. Parties. The Representatives represent that they are authorized to act on behalf of the several Underwriters named in
         Schedule I hereto, and the Company shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by the Representatives on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Selling Stockholder and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

                          14. Governing Law. This Agreement shall be governed by construed in accordance with the laws of the State of New York, United States of America, but without regard to principles of conflicts of law.



                                      -35-
                                                            T & K DRAFT 02/04/99

                  If the foregoing correctly sets forth the understanding among the Representatives, on behalf of the Underwriters, and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                          Very truly yours,

                          AFFILIATED COMPUTER SERVICES, INC.



                          By:
                                --------------------------------------------
                                Name:
                                Title:

                          SELLING STOCKHOLDER


                          By:
                                --------------------------------------------
                                Name:
                                As Attorney in Fact on behalf of the Selling
                                Stockholder


Accepted as of the date first above written.

BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
HAMBRECHT & QUIST LLC
PRUDENTIAL SECURITIES INCORPORATED

By:      BEAR, STEARNS & CO. INC.



By:
     ----------------------------------------
     Name:
     Title:

On behalf of themselves and the other several Underwriters named in Schedule I hereto.



                                      -36-
                                                            T & K DRAFT 02/04/99

                                   SCHEDULE I


                                  Underwriters



                                                  Total
                                                  Number             Number of
                                                  of Firm            Additional
                                                  Shares             Shares
                                                  to be              to be
                    Name                          Purchased          Purchased
                    ----                          ---------          ----------
Bear, Stearns & Co. Inc......................
Goldman, Sachs & Co..........................
Donaldson, Lufkin & Jenrette
  Securities Corporation.....................
Hambrecht & Quist LLC........................
Prudential Securities Incorporated...........



     Total...................................     ---------          ----------
                                                  3,500,000             525,000




                                       -1-
                                                            T & K DRAFT 02/04/99

                                     ANNEX I


                                LOCK-UP AGREEMENT


                                     [Date]


BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
HAMBRECHT & QUIST LLC
PRUDENTIAL SECURITIES INCORPORATED,

         As Representatives of the
         several Underwriters named in
         Schedule I to the Underwriting Agreement
c/o Bear, Stearns & Co. Inc.
300 Crescent Court
Suite 200
Dallas, Texas 75201

Ladies and Gentlemen:

         In connection with the offering (the "Offering") of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of Affiliated Computer Services, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Underwriting Agreement (the "Underwriting Agreement") to be entered into by and among the Company, the underwriters named therein (the "Underwriters") and Darwin Deason or an entity owned or controlled by Darwin Deason, and as described in the Company's Form S-3 Registration Statement filed with the Securities and Exchange Commission on or about ___________, 1999, and to induce you to purchase the shares of Class A Common Stock offered by the Company, the undersigned, a stockholder of the Company, hereby irrevocably confirms and agrees for your benefit as follows:

                  (i) During the period beginning on and including the date hereof and continuing to and including _________________, 1999, the undersigned will not, without your prior written consent, offer, sell, offer to agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Covered Securities (defined below), except that during the period beginning on ________, 1999 and continuing to and including _________, 1999 the undersigned may offer, sell, offer to agree to sell, grant any option for the sale of, or otherwise dispose of up to an aggregate of ____% of any Covered Securities, and except that



                                       -1-
                                                            T & K DRAFT 02/04/99
         the undersigned may transfer Covered Securities to a Family Member (defined below), a trust solely for the benefit of the undersigned and/or Family Members, a corporation wholly owned by the undersigned and/or Family Members or a partnership, all interests in which are owned solely by the undersigned and/or Family Members, provided that prior to any such transfer the transferee will have executed and delivered to the Company and Bear, Stearns & Co. Inc., on behalf of the Underwriters, a lock-up agreement substantially in the form of this agreement. "Covered Securities" means any Stock (as defined in the Underwriting Agreement) or other securities which are substantially similar to the Stock (or any securities convertible or exchangeable into or exercisable for Stock or other securities which are substantially similar to the Stock), which Stock and other securities are, on the date hereof, or become, at any time hereafter, registered in the name of, or beneficially owned or controlled by, the undersigned. "Family Members" means the spouse, parents, siblings and lineal descendants of the undersigned or of any such person.

                  (ii) The undersigned hereby waives all preemptive rights, rights of first refusal and other similar rights under any agreement or arrangement with respect to the offering and sale of the Shares in the Offering and agrees not to include any Stock or other securities in the Offering, except as contemplated in the Underwriting Agreement, and, during the period specified in clause (i) above, not to request or otherwise require under any agreement or arrangement that any Stock or other Covered Securities be registered under the Securities Act of 1933, either in connection with the Offering or otherwise.

                  (iii) The undersigned has not taken and will not take, directly or indirectly, any action which constitutes, or is intended or might reasonably be expected to result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or which constitutes a bid for or purchase, of, or an attempt to induce any person to purchase, the Shares or any related securities that is prohibited by Regulation M under the Securities Exchange Act of 1934, as amended.

         The agreements set forth herein will terminate on ______________, 1999, unless the Underwriting Agreement has been executed and delivered by the parties thereto and the closings for any purchases of Shares by the Underwriters pursuant thereto have occurred prior to such date. Neither the Company nor any Underwriter makes any representations as to whether the Offering will be completed.


                                       Very truly yours,

                                       [For Individuals]



                                        -------------------------------------



                                       -2-
                                                            T & K DRAFT 02/04/99

                                  (Signature)


                                  (Printed Name)



                                  [For Corporations, Trusts and Other Entities]

                                  --------------------------------------------
                                  (Printed Name of Entity)



                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------



                                      -3-
                                                            T & K DRAFT 02/04/99